UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2008 (August 8, 2008)

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-15319	04-3445278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices) (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K/A CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.   WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

FOR EXAMPLE, THIS CURRENT REPORT ON FORM 8-K/A STATES THAT WE HAVE AGREED TO PURCHASE ADDITIONAL MEDICAL OFFICE, CLINIC AND BIOTECH LABORATORY BUILDINGS AND THAT THESE SALES ARE EXPECTED TO BE COMPLETED DURING THE NEXT THREE QUARTERS.  IN FACT, OUR OBLIGATIONS TO COMPLETE THESE PURCHASES ARE SUBJECT TO VARIOUS CONDITIONS TYPICAL OF LARGE COMMERCIAL REAL ESTATE PURCHASES, INCLUDING, WITH RESPECT TO CERTAIN PROPERTIES, WAIVERS OF RIGHTS OF FIRST REFUSAL AND THIRD PARTY CONSENTS.  AS A RESULT OF ANY FAILURE OF THESE CONDITIONS, SOME PROPERTIES MAY NOT BE PURCHASED, THE PURCHASE PRICES PAYABLE BY US MAY BE CHANGED OR SOME OF THESE PURCHASES MAY BE ACCELERATED OR DELAYED.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Explanatory Note

As previously reported in a Current Report on Form 8-K dated May 9, 2008, or the May 9 Current Report, filed by Senior Housing Properties Trust, or SNH, or us or we, we agreed to purchase up to 48 medical office, clinic and biotech laboratory buildings, or MOBs, from HRPT Properties Trust, or HRPT, pursuant to a series of Purchase and Sale Agreements, or the Purchase Agreements, dated as of May 5, 2008.  The agreements to purchase these 48 MOBs were more fully described in the May 9 Current Report.  Financial statements and pro forma financial information required by Items 9(a) and (b) of Form 8-K in connection with the matters reported in the May 9 Current Report were reported by us in the May 9 Current Report and amended in our Current Report on

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Form 8-K/A dated May 22, 2008, or the May 22 Current Report.  As of the date of this Current Report on Form 8-K/A, we have purchased 28 of the MOBs from HRPT.  In addition, because a third party consent was not received, one of the Purchase Agreements was amended so that one of the remaining 20 MOBs is no longer subject to the Purchase Agreements.  Nonetheless, we may receive such third party consent and may ultimately purchase that MOB.  We previously reported the closings of the purchase of 28 of these MOBs in our Current Report on Form 8-K dated August 12, 2008, or the August 12 Current Report.

This Current Report on Form 8-K/A amends the August 12 Current Report to provide updated unaudited pro forma financial statements reflecting the purchase of 28 of the MOBs, as well as the pending acquisitions of the remaining 19 MOBs subject to the Purchase Agreements and the one remaining MOB that is no longer subject to the Purchase Agreements, but that we still believe we will purchase.  The updated pro forma financial statements also reflect unrelated properties we have purchased through September 29, 2008.

This Current Report on Form 8-K/A is limited in scope to the unaudited pro forma financial statements described above and does not amend, update, or change any other items or disclosures contained in the August 12 Current Report.  Accordingly, other items that remain unaffected are omitted in this filing.

Item 9.01.  Financial Statements and Exhibits.

This Current Report on Form 8-K/A includes pro forma financial data for us, which includes the 28 MOBs that have been acquired and the 20 MOBs proposed to be acquired from HRPT as well as other acquisitions we have completed since January 1, 2008 (balance sheet) and January 1, 2007 (statements of income).  Because changes will likely occur in occupancy, rents and expenses with respect to the properties to be acquired and because some or all of the acquisitions may not be completed, the pro forma financial data presented should not be considered as a projection of future results.  Differences could also result from, among other considerations, changes in our portfolio of investments, in interest rates and in our capital structure.

In the August 12 Current Report, we reported our acquisition pursuant to certain of the Purchase Agreements of the first 28 MOBs in California, Georgia, Massachusetts, New York, Pennsylvania, Texas and Rhode Island for an aggregate purchase price of $232.9 million, excluding closing costs.  These acquisitions consisted of five medical office properties acquired in June 2008 for approximately $83.8 million, three medical office and clinic properties acquired on July 8, 2008 for approximately $39.1 million and 20 clinic buildings acquired on August 8, 2008 for approximately $110.0 million.  We funded these acquisitions using cash on hand and assumed three mortgage loans on two properties totaling $10.8 million with a weighted average interest rate of 7.1% per annum.

Between January 1, 2008 and September 29, 2008, we acquired the following other properties from unaffiliated parties (dollars in thousands):

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Date Acquired	Location	Number of Properties	Units		Purchase Price
1/1/08	WI	5	568		$66,767
2/7/08	TX	2	98		10,292
2/17/08	NE	1	138		9,338
3/1/08	MN	1	228		48,549
3/31/08	CA, DE, MD	10	660		137,445
8/1/08	AL	2	112		14,110	(1)
8/21/08	GA, IL, TX, UT	4	NA	(2)	100,000	(1)
9/1/08	IN	8	451		62,075	(1)
		33	2,255		$448,576

(1) Excludes closing costs.

(2) On August 21, 2008, we acquired four wellness centers with a total of 453,000 square feet.

We funded these acquisitions using cash on hand, proceeds from equity issuances, borrowings under our revolving credit facility and by assuming 15 mortgage loans for $50.5 million on eight of these properties.

Certain properties acquired by us, or proposed to be acquired from HRPT, are leased to various tenants, including Five Star Quality Care, Inc., or Five Star, on a long term basis under net leases that transfer substantially all of the properties’ operating and holding costs to the tenants. We have previously provided summary financial data and other information for Five Star in our Amendment No. 1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. The remaining tenants with net leases are engaged in a range of industries including health services, biotechnology research, and pharmaceutical with no significant concentration within any particular industry.  The majority of these net lease tenants are privately owned.  Certain leases are guaranteed by affiliates of the tenants.  As of the date of this report, we believe that each tenant is generally current in its rent payments to HRPT.  Three of the most significant net lease tenants, other than Five Star, are Fallon Clinic, Health Insurance Plan of New York, and EPIX Pharmaceuticals, Inc.  Fallon Clinic is one of the largest medical group practices in Central Massachusetts providing healthcare services in more than 20 medical facilities throughout the greater Worcester community.  Health Insurance Plan of New York is one of the largest health care companies providing health care services to approximately 1.4 million individuals.  EPIX Pharmaceuticals, Inc., or EPIX, is a biopharmaceutical company focused on discovering and developing novel therapeutics. EPIX also has collaborations with leading organizations, including GlaxoSmithKline, Amgen, Cystic Fibrosis Foundation Therapeutics, and Bayer Schering Pharma. EPIX is listed on NASDAQ Global Market under the symbol “EPIX.”

(a)                   Financial Statements of Businesses Acquired.

We have previously filed with the May 23 Current Report the following report and financial statements:

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Report on Independent Registered Public Accounting Firm

Combined Statements of Revenues and Certain Operating Expenses for HRPT Medical Properties for the Three Months Ended March 31, 2008 and 2007 (unaudited), and for the Years Ended December 31, 2007, 2006 and 2005, along with the related Notes to Combined Statements of Revenues and Operating Expenses

The historical financial statements listed in Item 9.01(a) present the results of operations of certain of the MOBs during periods prior to their acquisition by us and exclude for properties not yet acquired, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which are not comparable to the expected future operations by us.

(b)                   Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008	F-3
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Six Months Ended June 30, 2008	F-4
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2007	F-5
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-6

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SENIOR HOUSING PROPERTIES TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2008, reflects our financial position as if the transactions described in the footnotes to the unaudited pro forma condensed consolidated financial statements were completed on June 30, 2008.  The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2008, and the year ended December 31, 2007, present our results of operations as if the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements were completed on January 1, 2007.  These unaudited pro forma condensed consolidated financial statements should be read in conjunction with our financial statements for the three and six months ended June 30, 2008, included in our Quarterly Report on Form 10-Q, our financial statements for the year ended December 31, 2007, included in our Annual Report on Form 10-K, and the financial statements included in the May 9 Current Report and May 22 Current Report.

The unaudited pro forma financial statements assume the acquisitions of 48 medical office, clinic and biotech laboratory buildings, or MOBs, from HRPT Properties Trust, or HRPT, are financed with cash on hand and borrowings under our revolving credit facility and by assuming three mortgage debts on two of the properties totaling $10.8 million.  We expect to eventually fund these acquisitions with a mix of long term capital determined based upon market conditions.  These unaudited pro forma financial statements are provided for informational purposes only and upon completion of the planned long term financing for these acquisitions our financial position and results of our operations will be significantly different than what is presented in these unaudited pro forma financial statements.  In the opinion of management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma financial statements.

The allocation of the purchase prices of the acquisitions of the MOBs from HRPT and the other property acquisitions described in the notes to the unaudited pro forma condensed financial statements and reflected in these unaudited pro forma condensed consolidated financial statements have been based upon preliminary estimates of the fair value of assets acquired and liabilities assumed.  A final determination of the fair values of the MOBs acquired or to be acquired will be based on the actual net tangible and intangible assets that exist as of the dates of the completion of the transactions.  Consequently, amounts preliminarily allocated to assets acquired and liabilities assumed could change significantly from those used in the unaudited pro forma financial statements.

These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences will result if the acquisitions of the MOBs from HRPT are not completed as planned.  Differences could also result from, among other considerations, future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, and changes in property level revenues including rents expected to be received on leases in place or signed during and after 2008.  Consequently, amounts presented in the unaudited pro forma financial statements related to these transactions are likely to be different than actual future results.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Balance Sheet

June 30, 2008

(dollars in thousands)

		Pro Forma Adjustments
	Historical	MOBs Acquired (A) (C)	MOBs Pending (B) (C)	Other Acquired Properties (D)	Pro Forma
ASSETS:
Real estate properties, at cost	$2,313,697	$139,581	$306,772	$176,185	$2,936,235
Less accumulated depreciation	351,189	—	—	—	351,189
	1,962,508	139,581	306,772	176,185	2,585,046
Cash and cash equivalents	185,940	(138,180)	—	(42,760)	5,000
Restricted cash	3,555	—	—	—	3,555
Deferred financing fees, net	4,999	—	—	—	4,999
Acquired real estate leases, net	14,039	19,946	31,297	—	65,282
Other assets	28,024	—	—	—	28,024
	$2,199,065	$21,347	$338,069	$133,425	$2,691,906

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Unsecured revolving credit facility	$—	$—	$332,258	$82,925	415,183
Senior unsecured notes due 2012 and 2015, net of discount	321,945	—	—	—	321,945
Secured debt and capital leases	91,515	10,782	—	50,500	152,797
Acquired real estate lease obligations, net	5,795	10,565	5,811	—	22,171
Other liabilities	26,634	—	—	—	26,634
Shareholders’ equity	1,753,176	—	—	—	1,753,176
	$2,199,065	$21,347	$338,069	$133,425	$2,691,906

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income

Six Months Ended June 30, 2008

(amounts in thousands, except per share amounts)

				Pro Forma Adjustments
	Historical	MOBs Acquired (E)	MOBs Pending (F)	Other Acquired Properties (G)	Adjustments		Pro Forma
REVENUES:
Rental income	$101,663	$—	$—	$7,593	$3,529	(H)	$112,785
MOB rental income	—	9,574	13,910	—	932	(I)	24,416
Interest and other income	1,280	1,360	2,066	—	—		4,706
Total revenues	102,943	10,934	15,976	7,593	4,461		141,907

EXPENSES:
MOB property operating expenses	—	2,271	4,793	—	—		7,064
Interest	19,328	—	—	3,003	5,797	(J)	28,128
Depreciation	27,298	—	—	2,265	7,896	(K)	37,459
General and administrative	8,381	—	—	440	2,214	(L)	11,035
Impairment of assets	2,940	—	—	—	—		2,940
Total expenses	57,947	2,271	4,793	5,708	15,907		86,626

Net income	$44,996	$8,663	$11,183	$1,885	$(11,446)		$55,281

Weighted average shares outstanding	95,691				18,798	(M)	114,489

Basic and diluted earnings per share:
Net income	$0.47						$0.48

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2007

(amounts in thousands, except per share amounts)

2				Pro Forma Adjustments
	Historical	MOBs Acquired (N)	MOBs Pending (O)	Other Acquired Properties (P)	Adjustments		Pro Forma
REVENUES:
Rental income	$185,936	$—	$—	$15,186	$27,469	(Q)	$228,591
MOB rental income	—	19,198	28,263	—	4,357	(R)	51,818
Interest and other income	2,086	2,656	4,709	—	—		9,451
Total revenues	188,022	21,854	32,972	15,186	31,826		289,860

EXPENSES:
MOB property operating expenses	—	4,118	9,234	—	—		13,352
Interest	37,755	—	—	5,210	13,079	(S)	56,044
Depreciation	47,384	—	—	4,530	22,257	(T)	74,171
General and administrative	14,154	—	—	881	6,023	(U)	21,058
Loss on early extinguishment of debt	2,026	—	—	—	—		2,026
Impairment of assets	1,400	—	—	—	—		1,400
Total expenses	102,719	4,118	9,234	10,621	41,359		168,051

Net income	$85,303	$17,736	$23,738	$4,565	$(9,533)		$121,809

Weighted average shares outstanding	83,168				31,321	(V)	114,489

Basic and diluted earnings per share:
Net income	$1.03						$1.06

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands, or as otherwise stated)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(A)      Represents the impact of our completed acquisitions from HRPT Properties Trust, or HRPT, of the 23 medical office, clinic and biotech laboratory buildings, or MOBs, which were acquired subsequent to June 30, 2008 and related financings.  These acquisitions were funded with cash on hand and by assuming three mortgage loans on two properties totaling $10.8 million with a weighted average interest rate of 7.1% per annum.  Included in the June 30, 2008 historical numbers are five MOBs that were acquired in June 2008 from HRPT for approximately $83.8 million, excluding closing costs.

(B)       Represents the impact of our pending acquisitions of the remaining 20 MOBs we expect to acquire from HRPT and relating financings.  These pending acquisitions are expected to be funded with borrowings under our revolving credit facility.  The estimated purchase prices of these 20 MOBs are subject to change based on contractual terms of any applicable purchase agreement.  The form of funds for these acquisitions is subject to change based on capital market conditions at the time of closings.

(C)       Includes the impact of the preliminary purchase accounting adjustments for the completed acquisitions of 23 MOBs acquired subsequent to June 30, 2008 and the pending acquisitions of 20 MOBs from HRPT for the value of in-place leases and the fair market value of above or below market leases and customer relationships.

The allocation of assets is as follows:

MOBs Acquired:
Origination Costs	$5,832
Above Market Leases	14,114
Total MOBs Acquired	$19,946

MOBs Pending:
Origination Costs	$11,660
Above Market Leases	19,637
Total MOBs Pending	$31,297

The allocation of liabilities is as follows:

Below Market Leases:
MOBs Acquired	$10,565
MOBs Pending	5,811
Total Below Market Leases	$16,376

Included in the June 30, 2008 historical numbers are the preliminary purchase accounting adjustments for the five MOBs that were acquired in June 2008 from HRPT.  Intangible lease assets and liabilities recorded by us for these acquisitions totaled $11.8 million and $1.7 million, respectively.

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands, or as otherwise stated)

(D)      Includes the acquisition of 10 senior living facilities and four wellness centers from unaffiliated parties subsequent to June 30, 2008 for approximately $76.2 million and $100.0 million, respectively, excluding closing costs.  These acquisitions were funded with cash on hand and borrowings under our revolving credit facility and by assuming 15 mortgage loans on eight of the senior living properties totaling $50.5 million with a weighted average interest rate of 6.5% per annum.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Six Months Ended June 30, 2008

(E)       Represents the impact on rental income, reimbursement income and operating expenses for the six months ended June 30, 2008 of the historical results of the 23 MOBs acquired by us subsequent to June 30, 2008 and pro rated results of the five MOBs acquired by us in June 2008 as if these acquisitions occurred on January 1, 2008.  Included in rental income and general and administrative expenses in the historical column are $232,000 and $126,000, respectively, of the five MOBs acquired in June from the date of acquisition through June 30, 2008.  A management fee of 3% of gross rents is included in MOB property operating expenses.

(F)       Represents the impact on rental income, reimbursement income and operating expenses for the six months ended June 30, 2008 of the historical results of our pending acquisitions from HRPT of 20 MOBs as if these acquisitions occurred on January 1, 2008.  A management fee of 3% of gross rents is included in MOB property operating expenses.

(G)      Represents the impact on revenues and expenses for the six months ended June 30, 2008 of the acquisition of 10 senior living properties and four wellness centers from unaffiliated parties subsequent to June 30, 2008, as if these acquisitions occurred on January 1, 2008.  The aggregate purchase price for these acquisitions was approximately $176.2 million, excluding closing costs.  These acquisitions were funded with cash on hand and borrowings under our revolving credit facility at an interest rate of 3.3% per annum and by assuming 15 mortgage loans on eight of the senior living properties totaling $50.5 million with a weighted average interest rate of 6.5% per annum.  The impact on depreciation expense is the pro forma impact as if these acquisitions occurred on January 1, 2008.  The increase in general and administrative expense represents the management fees payable to RMR.

(H)      During the first quarter of 2008, we purchased 19 senior living properties with a total of 1,692 units for approximately $272.4 million from five unaffiliated parties.  We leased these properties for initial rent of $21.8 million.  We funded these acquisitions using cash on hand, proceeds from equity issuances in December 2007 and February 2008 and borrowings under our revolving credit facility of $115.0 million.  The adjustment to  rental income represents the full six month impact assuming we acquired these 19 senior living properties on January 1, 2008.

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands, or as otherwise stated)

(I)        Represents the straight-line rent adjustment for the 28 acquired MOBs and 20 pending MOBs from HRPT.  Also includes the preliminary amortization of capitalized above and below market lease values for these acquired and pending acquisitions.  The allocation of the adjustment is as follows:

MOBs Acquired (Straight-line)	$626
MOBs Pending (Straight-line)	901
MOBs Acquired (Above Market Leases)	(524)
MOBs Pending (Above Market Leases)	(1,025)
MOBs Acquired (Below Market Leases)	565
MOBs Pending (Below Market Leases)	389
Total	$932

(J)        Represents the impact on interest expense for the six months ended June 30, 2008, from $332.3 million outstanding on our revolving credit facility at our current interest rate of 3.3% per annum for the 28 acquired MOBs and 20 pending MOBs described in Notes (A) and (B), respectively.  Also includes the interest expense on the assumption of three mortgage loans that encumber two of the MOBs for a total of $10.8 million at a weighted average interest rate of 7.1% per annum as described above in Note (A).  The allocation of interest expense is as follows:

MOBs Acquired	$381
MOBs Pending	5,416
Total	$5,797

(K)      Represents the impact on depreciation expense for the six months ended June 30, 2008, of properties acquired by us during the first quarter of 2008 described in Note (H) and the pro forma impact of the acquisitions of the 28 acquired MOBs and 20 pending MOBs described in Notes (E) and (F), respectively.  The allocation of depreciation expense is as follows:

First Quarter 2008 Acquisitions	$1,134
MOBs Acquired	2,818
MOBs Pending	3,944
Total	$7,896

(L)       Represents the impact on general and administrative expenses for the six months ended June 30, 2008, of properties acquired by us during the first quarter of 2008 described in Note (H) and the pro forma impact of the acquisitions of the 28 acquired MOBs and 20 pending MOBs described in Notes (E) and (F), respectively.  The increase in general and administrative expense represents the management fees payable to RMR.  The management fees paid by us to RMR with respect to the acquired and pending MOBs from HRPT will be the same as the management fees that are currently being paid by HRPT with respect to these MOBs and they will not increase as a result of our purchase prices being higher than HRPT’s historical costs of these MOBs.  Also includes the preliminary amortization of the value of in-place leases exclusive of the value of above and below market in-place leases for the 28 acquired MOBs and the 20 pending MOBs from HRPT.  The allocation of general and administrative expenses is as follows:

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands, or as otherwise stated)

First Quarter 2008 Acquisitions	$222
MOBs Acquired	379
MOBs Pending	614
MOBs Acquired (Origination Costs)	261
MOBs Pending (Origination Costs)	738
Total	$2,214

(M)     In February 2008 and June 2008, we issued 6.2 million and 19.6 million of our common shares in underwritten public offerings, raising net proceeds of $129.4 million and $393.7 million, respectively.  We used the net proceeds from these offerings to repay borrowings outstanding on our revolving credit facility and for general business purposes, including funding, in part, the acquisitions described in Notes (E), (G) and (H).  The adjustment to our weighted average shares outstanding shows the impact of our common shares issued and outstanding at June 30, 2008, as if we issued these shares on January 1, 2008.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2007

(N)      Represents the impact on rental income, reimbursement income and operating expenses for the year ended December 31, 2007 of the historical results of the 28 MOBs acquired by us from HRPT, as if these acquisitions occurred on January 1, 2007.  A management fee of 3% of gross rents is included in MOB property operating expenses.

(O)      Represents the impact on rental income, reimbursement income and operating expenses for the year ended December 31, 2007 of the historical results of our pending acquisitions from HRPT of 20 MOBs as if these acquisitions occurred on January 1, 2007.  A management fee of 3% of gross rents is included in MOB property operating expenses.

(P)       Represents the impact on revenues and expenses for the year ended December 31, 2007 of the acquisition of 10 senior living properties and four wellness centers from unaffiliated parties, as if these acquisitions occurred on January 1, 2008.  The aggregate purchase price for these acquisitions was approximately $176.2 million, excluding closing costs.  These acquisitions were funded with cash on hand and borrowings under our revolving credit facility at an interest rate of 3.3% per annum and by assuming 15 mortgage loans on eight of the senior living properties totaling $50.5 million with a weighted average interest rate of 6.5% per annum.  The impact on depreciation expense is the pro forma impact, as if these acquisitions occurred on January 1, 2008.  The increase in general and administrative expense represents the management fees payable to RMR.

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands, or as otherwise stated)

(Q)      During the first quarter of 2008, we purchased 19 senior living properties with a total of 1,692 units for approximately $272.4 million from five unaffiliated parties.  We leased these properties for initial rent of $21.8 million.  We funded these acquisitions using cash on hand, proceeds from equity issuances in December 2007 and February 2008 and borrowings under our revolving credit facility.  The adjustment to rental income represents the full year impact assuming we acquired these 19 senior living properties on January 1, 2007.  Also included is an adjustment for the six wellness centers that we purchased in October and November 2007 to show the full year impact of the rent in connection with this purchase, as if these senior living properties were acquired on January 1, 2007.  The allocation of rental income is as follows:

First Quarter 2008 Acquisitions	$21,791
Wellness Centers	5,678
Total	$27,469

(R)       Represents the straight-line rent adjustment for the 28 acquired MOBs and 20 pending MOBs from HRPT.  Also includes the preliminary amortization of capitalized above and below market lease values for these acquired and pending acquisitions.  The allocation of the adjustment is as follows:

MOBs Acquired (Straight-line)	$2,057
MOBs Pending (Straight-line)	3,605
MOBs Acquired (Above Market Leases)	(1,633)
MOBs Pending (Above Market Leases)	(2,049)
MOBs Acquired (Below Market Leases)	1,599
MOBs Pending (Below Market Leases)	778
Total	$4,357

(S)       Represents the impact on interest expense for the year ended December 31, 2007, from $348.8 million outstanding on our revolving credit facility at our current interest rate of 3.3% per annum for the acquired and pending acquisitions described in Notes (A), (B) and (Q) and an adjustment for the six wellness centers that we purchased in October and November 2007 to show the impact on interest expense on the 6.9% mortgage loan we assumed in connection with this purchase.  Also includes the interest expense on the assumption of three mortgage debts that encumber two of the properties for a total of $10.8 million at a weighted average interest rate of 7.1% per annum as described in Note (A).  The allocation of interest expense is as follows:

First Quarter 2008 Acquisitions	$540
MOBs Pending	10,832
Mortgage on wellness centers	944
MOBs Acquired	763
Total	$13,079

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands, or as otherwise stated)

(T)       Represents the impact on depreciation expense for the year ended December 31, 2007, of the wellness centers acquired in October and November 2007, properties acquired by us during the first quarter of 2008 described in Note (Q), the pro forma impact of the acquisitions of the 28 acquired MOBs and 20 pending MOBs described in Notes (N) and (O), respectively.  The allocation of depreciation expense is as follows:

Wellness Centers	$1,740
First Quarter 2008 Acquisitions	7,004
MOBs Acquired	5,624
MOBs Pending	7,889
Total	$22,257

(U)      Represents the impact on general and administrative expenses for the year ended December 31, 2007, of the wellness centers acquired in October and November 2007, properties acquired by us during the first quarter of 2008 described in Note (Q) and the pro forma impact of the acquisitions of the 28 acquired MOBs and 20 pending MOBs described in Notes (N) and (O), respectively.  The increase in general and administrative expense represents the management fees payable to RMR.  The management fees paid by us to RMR with respect to the acquired and pending MOB acquisitions from HRPT will be the same as the management fees that are currently being paid by HRPT with respect to these MOBs and they will not increase as a result of our purchase prices being higher than HRPT’s historical costs of these MOBs.  Also includes the preliminary amortization of the value of in-place leases exclusive of the value of above and below market in-place leases for the 28 acquired MOBs and 20 pending MOBs from HRPT.  The allocation of general and administrative expenses is as follows:

Wellness Centers	$338
First Quarter 2008 Acquisitions	1,362
MOBs Acquired	769
MOBs Pending	1,227
MOBs Acquired (Origination Costs)	850
MOBs Pending (Origination Costs)	1,477
Total	$6,023

(V)       In February 2007 and December 2007, we issued 6.0 and 5.0 million of our common shares in an underwritten public offering, raising net proceeds of $151.6 million and $108.8 million, respectively.  In February 2008 and June 2008, we issued 6.2 million and 19.6 million of our common shares in underwritten public offerings, raising net proceeds of $129.4 million and $393.7 million, respectively.  We used the net proceeds from these offerings to repay borrowings outstanding on our revolving credit facility and for general business purposes, including funding, in part, the acquisitions described in Notes (N), (P) and (Q).  The adjustment shows the impact to our weighted average shares outstanding at December 31, 2007, as if we issued these shares on January 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President and Chief Operating Officer
Dated: September 29, 2008

/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer
Dated: September 29, 2008